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                            Prudential Mutual Funds
                         Supplement dated May 15, 1997
    The following information supplements the Prospectus of each of the Funds listed below:

HOW THE FUND IS MANAGED

MANAGER

    Prudential Mutual Fund Management LLC, the Manager of the Fund, has changed its name to Prudential Investments Fund Management LLC, effective May 1, 1997.

                               SHAREHOLDER GUIDE
ALTERNATIVE PURCHASE PLAN
Class A Shares
  (Non-Municipal Funds Only)

The paragraph entitled 'PruArray and SmartPath Plans' is replaced in its entirety by the following paragraph.

    Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term 'existing assets' as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). 'Existing assets' also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

    Reduction and Waiver of Initial Sales Charges. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by investors in Individual Retirement Accounts, provided the purchase is made with the proceeds from a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

    You must notify the Transfer Agent either directly or through your dealer that you are entitled to the waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement.

HOW TO SELL YOUR SHARES

Contingent Deferred Sales Charges

Waiver of Contingent Deferred Sales Charges--Class B Shares

    Systematic Withdrawal Plan. The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually, on the earlier of March 1, 1997 or the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

Waiver of Contingent Deferred Sales Charges--Class C Shares
  (Non-Municipal Funds Only)

    PruArray or SmartPath Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.


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    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this supplement relates.

Name of Fund                                                 Date of Prospectus
The BlackRock Government Income Trust                        August 29, 1996
The Global Government Plus Fund, Inc.                        February 28, 1997
The Global Total Return Fund, Inc.                           February 28, 1997
Global Utility Fund, Inc.                                    November 29, 1996
Nicholas-Applegate Fund, Inc.                                March 4, 1997
Prudential Allocation Fund                                   September 27, 1996
Prudential California Municipal Fund
  California Series                                          November 1, 1996
  California Income Series                                   November 1, 1996
Prudential Distressed Securities Fund, Inc.                  January 29, 1997
Prudential Diversified Bond Fund, Inc.                       March 25, 1997
Prudential Dryden Fund
  Active Balanced Fund                                       November 29, 1996
Prudential Emerging Growth Fund, Inc.                        November 18, 1996
Prudential Equity Fund, Inc.                                 March 5, 1997
Prudential Equity Income Fund                                December 30, 1996
Prudential Europe Growth Fund, Inc.                          July 2, 1996
Prudential Global Genesis Fund, Inc.                         July 30, 1996
Prudential Global Limited Maturity Fund, Inc.                December 30, 1996
Prudential Government Income Fund, Inc.                      April 30, 1996
Prudential High Yield Fund, Inc.                             March 6, 1997
Prudential Intermediate Global Income Fund, Inc.             February 28, 1997
Prudential Jennison Series Fund, Inc.                        January 13, 1997
Prudential Mortgage Income Fund, Inc.                        March 5, 1997
Prudential Multi-Sector Fund, Inc.                           June 28, 1996
Prudential Municipal Bond Fund                               June 28, 1996
Prudential Municipal Series Fund
  (Non-money market series)                                  November 1, 1996
Prudential National Municipals Fund, Inc.                    March 6, 1997
Prudential Natural Resources Fund, Inc.                      July 30, 1996
Prudential Pacific Growth Fund, Inc.                         January 7, 1997
Prudential Small Companies Fund, Inc.                        January 24, 1997
Prudential Structured Maturity Fund, Inc.                    March 3, 1997
Prudential Utility Fund, Inc.                                March 5, 1997
Prudential World Fund, Inc.                                  January 16, 1997

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